UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): February 18, 2020


                               CEL-SCI CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)


       Colorado                     001-11889               84-0916344
----------------------------    -------------------    ----------------------
(State or other jurisdiction   (Commission File No.)       (IRS Employer
      of incorporation)                                 Identification No.)

                              8229 Boone Blvd. #802
                                Vienna, VA 22182
                  --------------------------------------------
          (Address of principal executive offices, including Zip Code)


      Registrant's telephone number, including area code: (703) 506-9460

                                       N/A
                  --------------------------------------------
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Securities registered pursuant to Section 12(b) of the Act:

                                                 Name of Each Exchange
     Title of Each Class   Trading Symbol(s)      on Which Registered
     -------------------   -----------------     --------------------
     Common Stock               CVM                  NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

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

Item 5.03 Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year End.

     On February 18, 2020, CEL-SCI's directors amended Article X of the Company's bylaws. The amended Article X reads as follows:

                                    ARTICLE X
                               SHAREHOLDER CLAIMS

     In the event that any shareholder initiates or asserts a claim against the Corporation, or any officer or director of the Corporation, including any derivative claim or claim purportedly filed on behalf of the Corporation, and the shareholder does not obtain a judgment on the merits that substantially achieves, in substance and amount, the full remedy sought, then such shareholder shall be obligated (jointly and severally in the event the claim us brought by more than one shareholder) to reimburse the Corporation and any officer or director of the Corporation for all fees, costs and expenses of every kind and description (including, but not limited to, all reasonable attorney's fees and other litigation expenses) that the Corporation or its officers or directors may incur in connection with such claim. Any shareholder claim against the Corporation, or any officer or director of the Corporation, including any derivative claim or claim purportedly filed on behalf of the Corporation, must be brought in the U.S. District Court for the district of Delaware.









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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 19, 2020                CEL-SCI CORPORATION



                                        By: /s/ Geert R. Kersten
                                            ------------------------------------
                                            Geert R. Kersten
                                            Chief Executive Officer